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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               December 31, 1997
                                 Date of Report
                       (Date of earliest event reported)


                    OCCUPATIONAL HEALTH + REHABILITATION INC
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         0-21428                                          13-3464527
  (Commission File Number)                     (IRS Employer Identification No.)

                           175 Derby Street, Suite 36
                  Hingham, Massachusetts           02043-4058
              (Address of principal executive offices) (Zip code)

                                 (781) 741-5175
              (Registrant's telephone number, including area code)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          -------------------------------------

            Effective December 31, 1997, Occupational Health + Rehabilitation Inc ("OH+R") sold its general partner interest in Argosy Health Northeast, a Massachusetts general partnership (the "Joint Venture") to Northeast Venture Partners, a Pennsylvania limited partnership ("Northeast") affiliated with Argosy Health, L.P., a Pennsylvania limited partnership ("Argosy Health"). Prior to the transaction, the Joint Venture was 70% owned by OH+R and 30% owned by Argosy Health. OH+R originally acquired its 70% interest in the Joint Venture on September 11, 1996, effective September 1, 1996.

            The sale was the result of an arm's-length negotiated transaction that took into account, among other things, OH+R's economic investment
          to date in the Joint Venture.   OH+R received consideration in the
          form of the return of 100,502 shares of OH+R common stock, a secured promissory note for $917,050 (the "Note") and miscellaneous assets valued at $5,500. The Note has a term of three (3) years and an interest rate of 9% per annum. The Note is secured by various pledges and guarantees provided by Northeast, certain individuals and affiliates of Northeast and Argosy Health. In addition, the Joint Venture discharged debt owed to OH+R by a cash payment of $750,000.

            As a condition to the sale of the Joint Venture, Northeast, Argosy Health and certain other affiliates thereof agreed to non-competition covenants concerning the New England region of the United States for a certain period of time, and OH+R assumed the continued servicing of the Joint Venture's clients in this region.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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          (c) Exhibits.
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          Exhibit 2.01 - Purchase Agreement dated December 31, 1997 by and among
          Argosy Health Northeast, Northeast Venture Partners, Argosy Health, L.P., Gwynedd Partners, Inc., G. Linton Sheppard, Jay W. Vandegrift, Jr. and Occupational Health + Rehabilitation Inc.



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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 9, 1998                OCCUPATIONAL HEALTH + REHABILITATION INC


                                 By:  /s/ John C. Garbarino
                                    ---------------------------------------
                                      John C. Garbarino
                                      President and Chief Executive Officer


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                                 EXHIBIT INDEX



EXHIBIT NO.                        DESCRIPTION
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2.01      Purchase Agreement dated December 31, 1997 by and among Argosy Health
          Northeast, Northeast Venture Partners, Argosy Health, L.P., Gwynedd Partners, Inc., G. Linton Sheppard, Jay W. Vandegrift, Jr. and Occupational Health + Rehabilitation Inc.